Vanguard Funds

Supplement Dated July 19, 2024, to the Statement of Additional Information
Leadership Announcements
The boards of trustees of the Vanguard funds (the “Boards” of the “Funds”) have elected Salim Ramji as President and Chief Executive Officer of each of the Funds, effective July 8, 2024. Also effective July 8, 2024, Mortimer J. Buckley has resigned from his roles with each of the Funds and Vanguard.
The Boards have elected Gregory Davis as the Vice President of each of the Funds and Mark Loughridge as the Independent Chair of each of the Funds.
Additionally, effective June 21, 2024, Anne E. Robinson has resigned from her roles with each of the Funds and Vanguard. Also effective June 21, 2024, the Boards have elected Carrie Simons as the Interim Secretary of each of the Funds.
Statement of Additional Information Text Changes
All references to Mortimer J. Buckley and Anne E. Robinson are hereby deleted in their entirety.
In the Management of the Fund(s) section under Officers and Trustees, the following biographical information is added:
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Salim Ramji (1970)	Chief Executive Officer and President	July 2024	Chief executive officer and president of each of the investment companies served by Vanguard (July 2024 – present). Chief executive officer and director of Vanguard (July 2024 – present). Global head of iShares and of Index Investing of BlackRock (2019 – 2024) and member of iShares fund board (2019 – 2024). Head of U.S. Wealth Advisory of BlackRock (2015 – 2019). Member of investment committee of Friends Seminary. Trustee of Graham Windham (educational programs for children). Member of the international leadership council of the University of Toronto.	210
Gregory Davis (1970)	Vice President	July 2024
Vice president of each of the investment companies
served by Vanguard (July 2024 – present). President
(February 2024 – present) and director (July 2024 –
present) of Vanguard. Chief investment officer (2017 –
present) of Vanguard. Principal (2014 – present) and
head of the Fixed Income Group (2014 – 2017) of
Vanguard. Asia-Pacific chief investment officer (2013 –
2014) and director of Vanguard Investments Australia,
Ltd. (2013 – 2014). Member of the Treasury Borrowing
Advisory Committee of the U.S. Department of the
Treasury. Member of the investment advisory committee
on Financial Markets for the Federal Reserve Bank of
New York. Vice chairman of the board of the Children’s
Hospital of Philadelphia.
				210
Carrie Simons (1975)	Interim Secretary	June 2024	Principal of Vanguard. Interim secretary and assistant secretary of each of the investment companies served by Vanguard (June 2024 – present) and deputy general counsel, head of Finance Legal and Governance (January 2024 – present) at Vanguard. Associate general counsel at Vanguard (2016 – 2024).	210

In addition, under Position(s) Held With Funds, the position “Independent Chair” is added for Mr. Loughridge.
The two paragraphs that follow the “Officers and Trustees” table are replaced with the following text:
The trustees designate an independent chair of the board. The independent chair is a spokesperson and principal point of contact for the trustees and is responsible for coordinating the activities of the trustees, including calling regular executive sessions of the trustees; developing the agenda of each meeting together with the chief executive officer; and chairing the meetings of the trustees. The independent chair also chairs the meetings of the audit, compensation, nominating, and independent governance committees.
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